UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2011

GORDMANS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12100 West Center Road

Omaha, Nebraska 68144

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of stockholders of Gordmans Stores, Inc. (the “Company”) was held on May 24, 2011. All matters submitted to a vote of the Company’s stockholders, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2011, were approved. The number of shares of common stock entitled to vote at the annual meeting was 18,703,086, representing the number of shares of common stock outstanding as of the record date, or April 25, 2011.

The results for each matter voted on were as follows:

1. Election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Jeffrey J. Gordman	15,635,860	2,328,036	533,075
Stewart M. Kasen	17,112,681	851,215	533,075
James A. Shea	17,112,681	851,215	533,075

Each of the nominees was elected for a term of three years.

2. Ratification of the Audit Committee’s appointment of Grant Thornton LLP as the independent registered public accounting firm for fiscal year ending January 28, 2012:

Votes For	Votes Against	Abstain	Broker Non-Votes

18,468,371	28,600	—	—

The appointment of Grant Thorton LLP as the independent registered public accounting firm for the fiscal year ending January 28, 2012 was ratified.

3. Proposal to amend the 2010 Omnibus Incentive Compensation Plan to increase the number of shares of common stock authorized for issuance:

Votes For	Votes Against	Abstain	Broker Non-Votes

14,571,004	3,390,042	2,850	533,075

The proposal to amend the 2010 Omnibus Incentive Compensation Plan to increase the number of shares of common stock authorized for issuance was approved.

4. An advisory vote on executive compensation:

Votes For	Votes Against	Abstain	Broker Non-Votes

17,956,682	1,912	5,302	533,075

The compensation of the Company’s named executive officers as disclosed in the proxy statement under “Executive Compensation” was approved on an advisory basis.

5. An advisory vote on the frequency of future advisory votes on executive compensation. Advisory votes regarding the frequency of a stockholder vote on the compensation of the Company’s named executive officers were as follows:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes

2,584,980	214,686	15,164,230	—	533,075

The option of every three years received the highest number of votes in the advisory vote on the frequency of a stockholder vote on compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDMANS STORES, INC.

Date: May 27, 2011	By:	/s/ Michael D. James
		Name:	Michael D. James
		Title:	Vice President, Chief Financial Officer and Treasurer

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